                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 9, 2005
                                                           ------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

       New York                       0-3319                  13-1784308
       --------                       ------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
  of incorporation)                  File Number)            Identification No.)

                 One Commerce Park, Valhalla, NY          10595
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           ---------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 9,  2005,  the  registrant  entered  into a  waiver  and  amendment
("Amendment No. 9") to that certain loan and security agreement by and among the registrant,  Bertan High Voltage Corp.,  RFI  Corporation,  Del Medical  Imaging
Corp. and GE Business Capital Corporation f/k/a/  Transamerica  Business Capital
Corporation  (the  "Lender")  dated  June  10,  2002  (the  "Loan  and  Security
Agreement").  A copy of Amendment  No. 9 to the Loan and  Security  Agreement is
attached  hereto as EXHIBIT  99.01 and  incorporated  herein by  reference.  The following summary of Amendment No. 9 to the Loan and Security Agreement does not purport to be  complete  and is  subject to and  qualified  in its  entirety  by reference to the actual text of such agreement.  All capitalized  terms used but not defined herein shall have the respective  meanings assigned to such terms in the Loan and Security  Agreement.  The terms of the Loan and Security  Agreement were amended to provide that at all times,  after giving effect to all Revolving
Credit  Loans  and all  Letters  of  Credit  issued  at such  time,  the  Excess
Availability shall not be less than $250,000. In addition, the Lender waived the
Event of Default  arising solely out of the failure of the Borrowers to maintain the Fixed Charge  Coverage  Ratio for the fiscal period ending April 30, 2005 as required by Section 8.4 of the Loan and Security Agreement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits.

          99.01     Waiver and Ninth  Amendment  dated as of June 9, 2005 to the
                    Loan and  Security  Agreement  by and among the  registrant,
                    Bertan High  Voltage  Corp.,  RFI  Corporation,  Del Medical
                    Imaging Corp.  and GE Business  Capital  Corporation  f/k/a/
                    Transamerica Business Capital Corporation,  dated as of June
                    10, 2002.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                  DEL GLOBAL TECHNOLOGIES CORP.
                                        (Registrant)

Date: June 9, 2005
                                  By: /s/ Mark Koch
                                      ------------------------------------------
                                      Mark Koch
                                      Principal Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.01          Waiver and Ninth  Amendment  dated as of June 9, 2005 to the Loan and Security  Agreement by and among the registrant,  Bertan High
               Voltage Corp., RFI Corporation,  Del Medical Imaging Corp. and GE
               Business Capital Corporation f/k/a/ Transamerica Business Capital
               Corporation, dated as of June 10, 2002.